Consolidated Statements of Financial Position - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
CURRENT ASSETS:
Cash and cash equivalents	$ 2,969	$ 3,631
Marketable securities – InterCure Ltd	3,158	2,411
Prepaid expenses and other current assets	110	79
Total current assets	6,237	6,121
NON-CURRENT ASSETS:
Fixed assets, net	1	2
Intangible assets	380	380
Non-current assets	381	382
Total assets	6,618	6,503
CURRENT LIABILITIES:
Accounts payable	231	254
NON-CURRENT LIABILITIES:
Warrants	1,054	2,637
Commitments
EQUITY ATTRIBUTABLE TO EQUITY HOLDERS OF THE COMPANY:
Share capital - ordinary shares of NIS 0.1 par value: Authorized - December 31, 2021 and 2020 - 1,450,000,000; Issued and outstanding - December 31, 2021 - 544,906,149. December 31, 2020 - 514,205,799	14,120	13,182
Additional paid in capital	146,326	146,015
Reserve from transactions with non-controlling interests	20	20
Accumulated deficit	(155,133)	(155,605)
Total equity	5,333	3,612
Total liabilities and equity	$ 6,618	$ 6,503